1 1 Third Quarter 2013 Conference Call Third Quarter 2013 Conference Call NASDAQ: QCOR NASDAQ: QCOR Exhibit 99.3

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Today’s webcast, accompanying slide presentation
and archived replay is available online at
http://ir.questcor.com/events.cfm
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Telephone replay is available by dialing:
– U.S.: (855) 859-2056.
– International: (404) 537-3406.
– Passcode: 76004546
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Today’s webcast, accompanying slide presentation
and archived replay is available online at
http://ir.questcor.com/events.cfm
•
Telephone replay is available by dialing:
– U.S.: (855) 859-2056.
– International: (404) 537-3406.
– Passcode: 76004546
Conference Call Logistics

Safe Harbor Statement
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits;
Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; Our ability to receive high reimbursement levels from third party payers; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and Lupus, our efforts to develop and obtain FDA approval of Synacthen, our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including government investigations and private securities litigation; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, planned international expansion, and our reliance on key personnel; Our ability to integrate the BioVectra business with our business and to manage, and grow, a contract manufacturing business; Our ability to comply with foreign regulations related to the operating of BioVectra's business and the international sales of Synacthen; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Our ability to successfully enter into, and operate in, international markets; The risk of unfavorable changes in currency exchange rates; Unforeseen business interruptions and security breaches; Volatility in Questcor's Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; Our ability and willingness to continue to pay our quarterly dividend or make future increases in our quarterly dividend; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2012 as filed with the
Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.
Note: Except for the historical information contained herein, this press release contains forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: Our reliance on Acthar for substantially all of our net sales and profits;
Reductions in vials used per prescription resulting from changes in treatment regimens by physicians or patient compliance with physician recommendations; Our ability to receive high reimbursement levels from third party payers; The complex nature of our manufacturing process and the potential for supply disruptions or other business disruptions; The lack of patent protection for Acthar and the possible FDA approval and market introduction of competitive products; Our ability to continue to generate revenue from sales of Acthar to treat on-label indications associated with NS, MS, IS or rheumatology-related conditions, and our ability to develop other therapeutic uses for Acthar; Research and development risks, including risks associated with Questcor's work in the area of NS and Lupus, our efforts to develop and obtain FDA approval of Synacthen, our reliance on third-parties to conduct research and development and the ability of research and development to generate successful results; The results of any pending or future litigation, investigations or claims, including government investigations and private securities litigation; Our ability to comply with federal and state regulations, including regulations relating to pharmaceutical sales and marketing practices; Regulatory changes or other policy actions by governmental authorities and other third parties in connection with U.S. health care reform or efforts to reduce federal and state government deficits; An increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; Our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients and the impact that unforeseen invoicing of historical Medicaid prescriptions may have upon our results; Our ability to effectively manage our growth, including the expansion of our sales forces, planned international expansion, and our reliance on key personnel; Our ability to integrate the BioVectra business with our business and to manage, and grow, a contract manufacturing business; Our ability to comply with foreign regulations related to the operating of BioVectra's business and the international sales of Synacthen; The impact to our business caused by economic conditions; Our ability to protect our proprietary rights; The risk of product liability lawsuits; Our ability to successfully enter into, and operate in, international markets; The risk of unfavorable changes in currency exchange rates; Unforeseen business interruptions and security breaches; Volatility in Questcor's Acthar shipments, estimated channel inventory, and end-user demand, as well as volatility in our stock price; Our ability and willingness to continue to pay our quarterly dividend or make future increases in our quarterly dividend; and Other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2012 as filed with the
Securities and Exchange Commission, or SEC, on February 27, 2013, and other documents filed with the SEC.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

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8,132 vials shipped, up 45% YOY
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$236.3M net sales, up 68% YOY
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$1.52 GAAP diluted EPS, up 67% YOY
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$1.68 Non-GAAP diluted EPS, up 73% YOY
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$17.1M R&D investment, up 114% YOY
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8,132 vials shipped, up 45% YOY
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$236.3M net sales, up 68% YOY
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$1.52 GAAP diluted EPS, up 67% YOY
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$1.68 Non-GAAP diluted EPS, up 73% YOY
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$17.1M R&D investment, up 114% YOY
Q3-2013 Financial Highlights
Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 12.

Paid Rx Comparison
Q3 – 2013 Q3 – 2012 Q2 – 2013
NS 370 - 380 7% 7%
MS 1,370 - 1,400 4% 8%
IS 225 - 230 33% 7%
Rheumatology 450 - 460 N/M 43%
Total 2,450 -
2,500 **
30% 10%
New Paid Acthar Prescriptions by
Therapeutic Area*
*   Includes prescriptions covered by commercial carriers, Medicare, Medicaid and Tricare in all periods regardless of the rebate percentage applicable in those periods.
** Total number of prescriptions includes all paid prescriptions.
Based on internal company estimates.

6 Acthar Business Diversification Continues Based on Acthar Net Sales Based on internal company estimates.

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Understanding the biological properties of
melanocortin peptides such as Acthar and Synacthen
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory effects
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Understanding the benefit of Acthar in devastating
medical conditions
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Building the body of evidence surrounding the efficacy
and safety of Acthar on-label indications
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Demonstrating the clinical benefit of Acthar and
Synacthen in new indications
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Understanding the biological properties of
melanocortin peptides such as Acthar and Synacthen
– Specific biochemical pathways, cells, and  tissues
– Immunomodulation and anti-inflammatory effects
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Understanding the benefit of Acthar in devastating
medical conditions
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Building the body of evidence surrounding the efficacy
and safety of Acthar on-label indications
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Demonstrating the clinical benefit of Acthar and
Synacthen in new indications
R&D Objective: Addressing Unmet Medical
Needs with Acthar and Synacthen

Pre-Clinical Phase 1 Phase 2 Phase 3 Phase 4
Company-Sponsored Acthar Clinical Trials
IDIOPATHIC MEMBRANOUS NEPHROPATHY
SYSTEMIC LUPUS ERYTHEMATOSUS
DIABETIC NEPHROPATHY
AMYOTROPHIC LATERAL SCLEROSIS
ACUTE RESPIRATORY DISTRESS SYNDROME

ALS Phase 2 Open-Label Safety Study for Acthar
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Goals
– Assess short-term safety and tolerability of Acthar in ALS
– Inform dosage selection for future studies
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Study Design
– Enroll up to 40 patients at multiple sites in U.S.
– 8-week treatment, plus optional 28-week open label extension
– Patients randomized to one of four dosing regimens
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Goals
– Assess short-term safety and tolerability of Acthar in ALS
– Inform dosage selection for future studies
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Study Design
– Enroll up to 40 patients at multiple sites in U.S.
– 8-week treatment, plus optional 28-week open label extension
– Patients randomized to one of four dosing regimens
Findings to Drive Design for Pivotal Efficacy Study

ARDS Phase 2 Safety and Efficacy Study for Acthar
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Goals
– Determine if Acthar increases number of ventilator-free days during 28-day treatment period
– Assess if Acthar reduces mortality, organ failure, length of hospital or ICU stay
– Inform dosage selection for future studies
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Study Design
– 4-week randomized, placebo controlled trial
– Enroll up to 210 patients at up to 40 sites in U.S.
– Patients randomized to one of six dosing regimens
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Goals
– Determine if Acthar increases number of ventilator-free days during 28-day treatment period
– Assess if Acthar reduces mortality, organ failure, length of hospital or ICU stay
– Inform dosage selection for future studies
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Study Design
– 4-week randomized, placebo controlled trial
– Enroll up to 210 patients at up to 40 sites in U.S.
– Patients randomized to one of six dosing regimens
Findings to Drive Design for Pivotal Efficacy Study

Q3-2013 Financial Results
Q3 – 2013 Q3 – 2012 Change
Net Sales ($M) $236.3  $140.3 68%
Fully Diluted, GAAP EPS $1.52 $0.91 67%
Fully Diluted, Non-GAAP EPS $1.68 $0.97 73%
Cash and short term investments ($M)
$281.1*
$111.9
Cash flow from operations ($M) $108.9 $51.2
Diluted shares outstanding 62.1 61.4
* Includes $75 million in restricted cash.

Reconciliation of Non-GAAP Adjusted
Financial Disclosure
Reconciliation of Non-GAAP Adjusted Financial Disclosure
Three Months Ended Nine Months Ended
September 30, September 30,
2013 2012 2013 2012
Adjusted net income $104,368 $59,427 $233,328 $143,943
Share-based compensation expense (1) (5,269) (2,855) (13,807) (6,908)
Depreciation and amortization expense (2) (3,127) (226) (6,253) (638)
Interest expense associated with contingent consideration (3) (188) 0 (572) 0
Interest expense associatedwith R&Dliabilityin conjunction with acquisition of Synacthen (4) (1,141) 0 (1,140) 0
Compensation expense associated with BV Trust (5) (202) 0 (534) 0
Foreign currency transaction loss (6) 0 0 (329) 0
Medicaid adjustment for 2002 -2009 (7) 0 0 (7,751) 0
BioVectra purchase price adjustment (8) 0 0 169 0
Impairment of purchased technology (9) 0 (659) (485) (662)
Net income – GAAP $94,441 $55,687 $202,626 $135,735
Adjusted net income per share – basic $1.77 $1.01 $4.00 $2.36
Share-based compensation expense (1) (0.09) (0.05) (0.24) (0.11)
Depreciation and amortization expense (2) (0.05) 0.00 (0.11) (0.01)
Interest expense associated with contingent consideration (3) 0.00 — (0.01) —
Interest expense associatedwith R&Dliabilityin conjunction with acquisition of Synacthen (4) (0.02) (0.02)
Compensation expense associated with BV Trust (5) 0.00 — (0.01) —
Foreign currency transaction loss (6) — — (0.01) —
Medicaid adjustment for 2002 -2009 (7) — — (0.13) —
BioVectra purchase price adjustment (8) — — 0.00 —
Impairment of purchased technology (9) — (0.01) (0.01) (0.01)
Net income per share –basic $1.60 $0.95 $3.47 $2.23
Adjusted net income per share - diluted $1.68 $0.97 $3.82 $2.25
Share-based compensation expense (1) (0.08) (0.05) (0.23) (0.11)
Depreciation and amortization expense (2) (0.05) 0.00 (0.10) (0.01)
Interest expense associated with contingent consideration (3) 0.00 — (0.01) —
Interest expense associatedwith R&Dliabilityin conjunction with acquisition of Synacthen (4) (0.02) (0.02)
Compensation expense associated with BV Trust (5) 0.00 — (0.01) —
Foreign currency transaction loss (6) — — (0.01) —
Medicaid adjustment for 2002 -2009 (7) — — (0.13) —
BioVectra purchase price adjustment (8) — — 0.00 —
Impairment of purchased technology (9) — (0.01) (0.01) (0.01)
Net income per share –diluted $1.52 $0.91 $3.32 $2.12
Net sales –Questcor $227,296 $140,339 $531,113 $348,760
Net sales -BioVectra 9,050 0 24,935 0
Consolidated net sales 236,346 140,339 556,048 348,760
Medicaid adjustment 0 0 11,500 0
Adjusted consolidated net sales $236,346 $140,339 $567,548 $348,760
Notes to Reconciliation of Non-GAAP Adjusted Financial Disclosure
Netincome per share – basic and diluted may not foot due to rounding.
Use of Non-GAAP Financial Measures
Our “non-GAAP adjusted net income” excludes the following items from GAAP net income:
1. Share-based compensation expense.
2. Depreciation and amortization expense, including amortization expense on our purchased intangibles.
3. Interest expense associated with the net present value adjustment on our contingent consideration.
4. Interest expense associated with the net present value adjustment on the R&D liability in conjunction with acquisition of Synacthen.
5.  Compensation expense associated with the BV Trust agreement.
6.  Foreign currency transaction loss.
7. Medicaid adjustment for prior period 2002 - 2009
8.  BioVectra purchase price adjustment related to a labor rebate received in the second quarter 2013
9.  Impairment of purchased technology related to our acquisition of Doral.

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8,132 vials shipped, up 45% YOY
•
$236.3M net sales, up 68% YOY
•
$1.52 GAAP diluted EPS, up 67% YOY
•
$1.68 Non-GAAP diluted EPS, up 73% YOY
•
$17.1M R&D investment, up 114% YOY
•
8,132 vials shipped, up 45% YOY
•
$236.3M net sales, up 68% YOY
•
$1.52 GAAP diluted EPS, up 67% YOY
•
$1.68 Non-GAAP diluted EPS, up 73% YOY
•
$17.1M R&D investment, up 114% YOY
Q3-2013 Financial Highlights
Note: See Reconciliation of Non-GAAP Adjusted Financial Disclosure slide 12.

14 3-Year Net Sales Growth Annualized Quarterly Net Sales ($M) Each bar represents the applicable third quarter net sales multiplied by 4.

15 3-Year Net Sales Growth Quarterly Net Sales ($M)

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Increased penetration of current Acthar markets
– Lupus, RA are new Acthar markets in very early development
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Pilot selling effort beginning soon in pulmonology for on-label symptomatic sarcoidosis indication
– Possible Acthar role in current dermatology and ophthalmology indications also currently being evaluated for commercial potential
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R&D focused on Acthar label expansion, Synacthen U.S. market opportunity
– ALS, ARDS, diabetic nephropathy and others
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Untapped international market opportunities
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Strong free cash flow generation enables possible product
acquisitions/partnering
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Increased penetration of current Acthar markets
– Lupus, RA are new Acthar markets in very early development
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Pilot selling effort beginning soon in pulmonology for on-label symptomatic sarcoidosis indication
– Possible Acthar role in current dermatology and ophthalmology indications also currently being evaluated for commercial potential
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R&D focused on Acthar label expansion, Synacthen U.S. market opportunity
– ALS, ARDS, diabetic nephropathy and others
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Untapped international market opportunities
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Strong free cash flow generation enables possible product
acquisitions/partnering
A Strong Foundation for Growth

17 17 Third Quarter 2013 Conference Call Third Quarter 2013 Conference Call NASDAQ: QCOR NASDAQ: QCOR